UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 18, 2020 (August 17, 2020)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

6901 Professional Pkway. East, Suite 200 Sarasota, Florida	34240
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(941) 556-2601

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	ROP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the previously announced acquisition by Roper Technologies, Inc. (the “Company”) of Vertafore, Inc. (the “Vertafore Acquisition”), on August 17, 2020, the Company entered into Amendment No. 3 (the “Third Amendment”) to its Credit Agreement, dated as of September 23, 2016 (the “2016 facility”), among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, N.A. and Bank of America, N.A., as syndication agents, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Mizuho Bank, Ltd., PNC Bank, National Association, Truist Bank and TD Bank, N.A., as co-documentation agents. The Third Amendment adds and changes certain definitions and amends our consolidated total leverage ratio in the 2016 facility in contemplation of the consummation of the Vertafore Acquisition. Specifically, the Third Amendment amends the definition of restricted cash to include cash or cash equivalents that are proceeds of indebtedness incurred to finance an acquisition if such proceeds are held in escrow or in an account at one of the lenders under the 2016 facility. In addition, the Third Amendment increases the consolidated total leverage ratio to 4.60 to 1.0 for the two test periods after the consummation of the Vertafore Acquisition, stepping down to 4.25 to 1.0 for the two subsequent test periods, and then reverting back to 3.5 to 1.0 for any remaining test periods.

The above description of the Third Amendment does not purport to be complete and is included solely as a summary of the material terms of the Third Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 3, dated as of August 17, 2020, to Credit Agreement dated as of September 23, 2016 by and among the Company, the foreign subsidiary borrowers party thereto from time to time, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Technologies, Inc.
(Registrant)

BY:	/s/ Robert C. Crisci	Date: August 18, 2020
Robert C. Crisci,
Executive Vice President and Chief Financial Officer